As filed with the U.S. Securities and Exchange Commission on December 16, 2024
File Nos. 811‑07763
333‑10015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 150	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 151	☒
(Check appropriate box or boxes)

LITMAN GREGORY FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245
(Address of Principal Executive Offices) (Zip Code)
(925) 254‑8999
(Registrant’s Telephone Number, including Area Code)

Copies of Communications to:

Jeffrey K. Seeley 2301 Rosecrans Avenue, Suite 2150 El Segundo, California 90245 (Name and Address of Agent for Service)	David A. Hearth, Esq. Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.
It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
(Share Class – Ticker Symbol)
iMGP APA Enhanced Income Municipal Fund
Institutional Class – APAMX
December 16, 2024
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

For More Information	Back Cover

iMGP APA Enhanced Income Municipal Fund

Summary Section
Investment Objective

The iMGP APA Enhanced Income Municipal Fund (the “Fund”) seeks to provide investors with a high level of income exempt from federal income tax, with a secondary investment objective of capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses(1)	0.30%
Total Annual Fund Operating Expenses	0.75%
Fee Waiver and/or Expense Reimbursement(2)	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.59%

[1]
“Other Expenses” have been estimated based on the expenses the Fund expects to incur for the current fiscal year. Actual expenses may be different. Other Expenses include taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

[2]
iM Global Partner Fund Management, LLC (“iM Global” or the “Advisor”), the advisor to the Fund, has contractually agreed to limit the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2026 to an annual rate of 0.59% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$60	$218
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, no portfolio turnover figures are available as of the date of the Prospectus.
Principal Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. dollar-denominated municipal bonds of intermediate maturities that are exempt from federal income tax. The Fund may invest up to 20% of its net assets in taxable debt securities issued or guaranteed by the U.S. Government, its agencies, corporate cusips and municipal bonds subject to the federal alternative minimum tax (“AMT”). The dollar-weighted average portfolio duration of the Fund, under normal circumstances, is expected to range from 4 to 8 years. Municipal bonds are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). The municipal bonds in which the Fund invests may include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed-to-maturity municipal bonds and other debt instruments and pools of any of the foregoing. Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features, meaning certain maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities.
The Fund may invest up to 10% of its total assets in unrated securities, and may invest up to 20% of its total assets in unrated securities and below investment grade securities (also known as “junk bonds” or “high yield securities”), but will generally invest less than 10% of its total assets in such securities. Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by the Fund’s sub-advisor, Asset Preservation Advisors, LLC (“APA” or the “Sub-Advisor), to be of comparable quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if the Sub-Advisor believes it would be advantageous to do so.
Under normal circumstances, the Sub-Advisor will manage the Fund’s duration to approximate the intermediate-term duration of the Fund’s benchmark index, the Bloomberg 1-15 Year Municipal Index, an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than

2	Litman Gregory Funds Trust

one year but less than fifteen years. As of November 29, 2024, the average duration of the benchmark was 4.70 years. While the Fund will target intermediate-term maturities and durations, the Fund may invest in bonds of any maturity or duration. The Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Sub-Advisor’s views on the direction of interest rates. At times the Sub-Advisor may adjust portfolio duration to take a more defensive or opportunistic position as market and yield curve conditions change. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.
The Fund will sell a security in the event of deteriorating credit fundamentals, if the municipal market exhibits rich valuations, meaning that municipal securities are priced above expected levels without a logical explanation, or if the Sub-Advisor identifies an investment that it believes has better relative value.
Although the Fund seeks to be diversified by geography and across sectors of the municipal bond market, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. The Sub-Advisor may also allocate a significant portion of the Fund to a specific segment of the municipal bond yield curve. A yield curve is a graphic representation of the actual or projected yields of debt obligations in relation to their maturities and durations. In particular, the Fund often favors bonds with more than 5 years to maturity that may offer higher yields.
Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

•	Municipal Market Risk. Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. Some municipal obligations carry additional risk, such as those that are tied only to a specific stream of revenues. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, particularly during recessions or similar periods of economic stress, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

—
Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

—
Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

—	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

—
Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

•	New Fund Risk. The Fund is newly formed and has no operating history for investors to evaluate. Its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	High-Yield Fixed Income Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

•	Prepayment and Extension Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a

Fund Summary	3

iMGP APA Enhanced Income Municipal Fund — (Continued)

lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

•	U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of the Fund, which will vary with changes in interest rates, the Sub-Advisor’s performance and other market conditions.

•	Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•	Management Risk. The Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

•	Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third-party investor, the advisor or an affiliate of the advisor, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund.

•	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or the Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance.

•	Sector Weightings Risk. Although sector focus is not a principal strategy of the Fund, the Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Fund emphasizes investments in a particular sector, the Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may potentially face more risks than if it were diversified broadly over numerous sectors.
Performance

The Fund has not commenced investment operations. Once the Fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. This information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compares with those of a broad measure of market performance. Updated performance information is available on the Fund’s website at www.imgpfunds.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

4	Litman Gregory Funds Trust

Management

SUB-ADVISOR	PORTFOLIO MANAGER

Asset Preservation Advisors, LLC	Kevin Woods, Co-Chief Executive Officer and Chief Investment Officer	Since Inception (December 2024)

	Kyle Gerberding, Managing Director and Director of Trading	Since Inception (December 2024)

	Patricia Hodgman, President	Since Inception (December 2024)
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section below.

Fund Summary	5

Summary of Other Important Information Regarding the Fund

Transaction Policies

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund is shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), iM Global Partner Fund Management, LLC (“iM Global” or the “Advisor”), the Fund’s investment adviser, or its affiliates may pay the Intermediary for certain activities related to the Fund, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to seek to provide investors with a high level of income exempt from federal income tax, with a secondary investment objective of capital appreciation. The Fund’s investment objective is a fundamental investment policy and therefore may not be changed without the vote of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), “a majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. dollar-denominated municipal bonds of intermediate maturities that are exempt from federal income tax. The Fund may invest up to 20% of its net assets in taxable debt securities issued or guaranteed by the U.S. Government, its agencies, corporate cusips and municipal bonds subject to AMT. The dollar-weighted average portfolio duration of the Fund, under normal circumstances, is expected to range from 4 to 8 years. Municipal bonds are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). The municipal bonds in which the Fund invests may include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed-to-maturity municipal bonds and other debt instruments and pools of any of the foregoing. Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features, meaning certain maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities.
The Fund may invest pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency securities”)). While still tax-exempt, pre-refunded municipal bonds usually will bear an Aaa or equivalent rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury and Agency securities. Because the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

6	Litman Gregory Funds Trust

To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, the Fund’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities.
The Fund may invest up to 10% of its total assets in unrated securities, and may invest up to 20% of its total assets in unrated securities and below investment grade securities (also known as “junk bonds” or “high yield securities”), but will generally invest less than 10% of its total assets in such securities. Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by the Fund’s sub-advisor, Asset Preservation Advisors, LLC (“APA” or the “Sub-Advisor), to be of comparable quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if the Sub-Advisor believes it would be advantageous to do so.
Under normal circumstances, the Sub-Advisor will manage the Fund’s duration to approximate the intermediate-term duration of the Fund’s benchmark index, the Bloomberg 1-15 Year Municipal Index, an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than fifteen years. As of November 29, 2024, the average duration of the benchmark was 4.70 years. While the Fund will target intermediate-term maturities and durations, the Fund may invest in bonds of any maturity or duration. The Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Sub-Advisor’s views on the direction of interest rates. At times the Sub-Advisor may adjust portfolio duration to take a more defensive or opportunistic position as market and yield curve conditions change. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.
The Sub-Advisor believes that there are opportunities for pricing inefficiencies that exist in the municipal bond market. The Fund’s investment strategy is designed to capitalize on these market inefficiencies through bottom-up, internally generated credit research and active portfolio management. This research-driven process is based on the Sub-Advisor’s assessment of creditworthiness and geographic diversification of issuers and market availability of municipal bonds. The Sub-Advisor’s emphasis is on finding durable investment-grade securities and/or those that the portfolio credit team deems to be investment grade, those typically characterized as resilient issuers that have demonstrated the ability to weather downturns in credit conditions. In keeping with the firm’s capital preservation mindset, APA’s credit analysts attempt to mitigate these risks by placing a strong emphasis on forward-looking credit fundamentals.
The Fund will sell a security in the event of deteriorating credit fundamentals, if the municipal market exhibits rich valuations, meaning that municipal securities are priced above expected levels without a logical explanation, or if the Sub-Advisor identifies an investment that it believes has better relative value.
Although the Fund seeks to be diversified by geography and across sectors of the municipal bond market, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. The Sub-Advisor may also allocate a significant portion of the Fund to a specific segment of the municipal bond yield curve. A yield curve is a graphic representation of the actual or projected yields of debt obligations in relation to their maturities and durations. In particular, the Fund often favors bonds with more than 5 years to maturity that may offer higher yields.
The investments and strategies discussed above are those that the Sub-Advisor will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s Statement of Additional Information (“SAI”).
In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents, which the Sub-Advisor views as defensive assets because they are expected to lose less value under adverse market conditions. The Sub-Advisor, in consultation with the Advisor, will determine when market conditions warrant temporary defensive measures. Under such conditions, the Fund temporarily may not invest in accordance with its investment objective or principal investment strategy and may not achieve its investment objective.

Summary of Other Important Information Regarding the Fund	7

Evaluation and Selection of Sub-Advisor by the Advisor

iM Global, as the Fund’s investment adviser, is responsible for hiring and removing sub-advisors. Before hiring a sub-advisor, iM Global performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. iM Global’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management, and background checks through industry contacts. It is iM Global’s objective to hire sub-advisors that it believes are skilled and can deliver strong market cycle returns when taking risk into account. iM Global defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years but can vary considerably. The top of a cycle is called a peak and the bottom a trough. iM Global generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. iM Global is responsible for the general overall supervision of a sub-advisor along with allocating the portfolio’s assets for each sub-advisor’s investment decisions as well as rebalancing the portfolio as necessary from time to time. Generally, iM Global seeks to make tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective and prefers managers that it believes will be able to add value through security selection. An affiliate of the Advisor owns a non-controlling, minority interest in APA.
In the event the Sub-Advisor ceases to manage the Fund’s portfolio, iM Global will select a replacement sub-advisor. The securities that were held in the departing sub-advisor’s portfolio may be retained by the replacement sub-advisor of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.
The Advisor has ultimate responsibility for the Fund’s investment performance.

8	Litman Gregory Funds Trust

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Fund’s returns will vary, and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for the Fund are identified in the Fund’s Summary Section and are described in further detail below. Additional information about the principal risks is included in the Fund’s Statement of Additional Information (the “SAI”).
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks described below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses.

Municipal Market Risk	Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. Some municipal obligations carry additional risk, such as those that are tied only to a specific stream of revenues. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, particularly during recessions or similar periods of economic stress, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.
Fixed Income Securities Risk
Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

• Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy. The Sub-Advisor and nationally recognized statistical rating organizations (“NRSROs”) provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and the Sub-Advisor’s or a NRSRO’s decision to downgrade a security.

• Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

• Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

• Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when the Sub-Advisor thinks is most advantageous. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

Description of Principal Investment Risks	9

Description of Principal Investment Risks — (Continued)

New Fund Risk	The Fund is newly formed and has no operating history for investors to evaluate. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.
Prepayment and Extension Risk
Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

High-Yield Fixed Income Securities Risk	The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.
U.S. Government and U.S. Agency Obligations Risk	U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association or “Sallie Mae” are supported only by the credit of that agency.
Market Risk
The market prices of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. For instance, recent failures in the banking sector have caused significant disruption and volatility in U.S. and global markets. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to increased volatility, and may have adverse long-term effects. The Fund cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Fund’s investments.

10	Litman Gregory Funds Trust

Management Risk
The Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund. The Fund’s investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect, and the Sub-Advisor may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Large Shareholder Risk	Certain shareholders may from time to time own a substantial amount of the shares of the Fund. In addition, a third-party investor, the Advisor or an affiliate of the Advisor, an authorized participant, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund.
Cybersecurity Risk	Information and technology systems relied upon by the Fund, iM Global, the Sub‑Advisor, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although iM Global has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, iM Global, the Sub‑Advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, iM Global, the Sub‑Advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Operational Risk	Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or the Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Regulatory Risk	Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or that could adversely impact the Fund’s performance. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Sector Weightings Risk	The Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Fund emphasizes investments in a particular sector, the Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

Description of Principal Investment Risks	11

Fund Management and Investment Style

The Advisor, Multi-Manager Issues & Fees
The Advisor

The Fund is managed by iM Global Partner Fund Management LLC (“iM Global”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. iM Global is an affiliate of iM Global Partner US LLC (“iMGPUS”). Pursuant to a shared services agreement, advisory personnel of iMGPUS provide certain services to the Fund. As of September 30, 2024, the Advisor and its affiliates, which provide a variety of investment management and investment advisory services, had approximately $45 billion in assets under management or committed to management (of which $2.36 billion related specifically to the Advisor).
iM Global has overall responsibility for assets under management, recommends the selection of a manager as a sub-advisor of the Fund (a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the manager, monitors changes at the manager’s organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the manager’s assets and the amount of cash equivalents (if any) that may be held in addition to cash in the manager’s portfolio, coordinates with the manager with respect to diversification and tax issues and oversees the operational aspects of the Fund.
The Statement of Additional Information (the “SAI”) provides additional information about the compensation of each portfolio manager at the sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Fund.
Temporary Defensive Positions: Under adverse market conditions or for temporary defensive purposes, a substantial part of the Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by iM Global.
Multi-Manager Exemptive Order: The Trust and iM Global have obtained an exemptive order from the SEC that permits iM Global, subject to certain conditions, to hire, terminate and replace sub-advisors with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new sub-advisor or the implementation of any proposed material change in a sub-advisory agreement with an existing sub-advisor, shareholders will be furnished information about the new sub-advisor or sub-advisory agreement that would be included in a proxy statement. The order also permits the Fund to disclose subadvisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a sub-advisor that is affiliated with the Fund or iM Global.
Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Fund’s transfer agent (the “Transfer Agent”) at 1-800-960-0188.
Advisory Fees

The Fund pays a monthly investment advisory fee to iM Global based on the Fund’s average daily net assets, at an annual rate of 0.45% of the Fund’s average daily net assets.
iM Global, not the Fund, is responsible for payment of the sub-advisory fee to the Sub-Advisor, which is compensated monthly on the basis of the Fund’s net assets, at an annual rate of 0.35% of the Fund’s average daily net assets.
A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreements with iM Global and the Sub-Advisor will be available in the Fund’s Form N-CSR for the fiscal period ending December 31, 2024.
The Sub-Advisor

Kevin Woods
Kyle Gerberding
Patricia Hodgman
Asset Preservation Advisors, LLC
3344 Peachtree Road NE, Suite 2050
Atlanta, GA 30326
Woods joined Asset Preservation Advisors, LLC (“APA” or the “Sub-Advisor”) in 2002 and has 22 years of fixed income investment experience. He serves as Co-Chief Executive Officer and Chief Investment Officer of APA. He leads APA’s Investment Committee, and shares oversight for all of APA’s investment strategies, outlook and positioning. Woods is a graduate of The University of Mississippi with a Bachelor of Finance degree and is a member of the National Federation of Municipal Analysts, the Southern Municipal Finance Society, and the Atlanta Society of Finance and Investment Professionals.
Gerberding joined APA in 2008 and has held successive fixed income roles since joining the firm. He serves as portfolio manager, primarily focused on the construction, implementation, and monitoring of client portfolios in separately managed accounts and private funds. Gerberding is an active member of APA’s Investment Committee. Gerberding graduated from the University of Florida where he earned a Bachelor of Science in Business and Sport Management. He is a member of the National Federation of Municipal Analysts.
Hodgman joined APA in 2015 and has 12 years of investment experience in the financial services industry and specifically in the municipal bond market. In her role at APA, she focuses on portfolio analytics, performance attribution and client services. Additionally, Hodgman serves on APA’s Investment Committee. She earned a Bachelor of Arts in Economics from Hollins

12	Litman Gregory Funds Trust

University and is a member of the CFA Institute, the Atlanta Society of Financial and Investment Professionals, the National Society of Compliance Professionals, the National Federation of Municipal Analysts and the Southern Municipal Finance Society. She holds a Series 65 license, and is a registered investment advisor representative.
APA is a boutique municipal bond investment management firm founded in 1989 with assets under management of $10.7 billion as of September 30, 2024. APA specializes in managing high-quality tax-exempt and taxable municipal bond portfolios for registered investment advisors, family wealth offices and institutional clients.
An affiliate of the Advisor owns a non‑controlling, minority interest in APA.
The SAI provides additional information about the sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Prior Performance of Similar Accounts Managed by the Sub-Advisor

The following table sets forth performance data relating to the historical performance of all accounts managed by Asset Preservation Advisors, LLC for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of Asset Preservation Advisors, LLC in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.
Some of the accounts that are included in the performance data set forth below are private accounts and are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.
APA Enhanced Intermediate Tax-Exempt Composite – Average Annual Total Returns for the Periods Ended December 31, 2023:

	1 Year	5 Years	10 Years
APA Enhanced Intermediate Tax-Exempt Composite (gross of all actual fees and expenses)	5.51%	1.81%	3.66%
APA Enhanced Intermediate Tax-Exempt Composite (net of management fees and expenses)	5.09%	1.40%	3.25%
Bloomberg 1-15 Year Municipal Index (reflects no deduction for fees, expenses, or taxes)*	5.26%	2.17%	2.58%
The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

*	A description of the Bloomberg 1-15 Year Municipal Index is located under Index Description on page 21 of this Prospectus.
Asset Preservation Advisors, LLC (“APA”) is an SEC-registered investment advisory firm founded in 1989. APA has prepared and presented the foregoing reports in compliance with the Global Investment Performance Standards (GIPS®), which differs from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.
The net of fees composite returns are net of management fees, trading commissions, transaction costs and any applicable sales loads and reflect the reinvestment of all income. Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size. The Standard Institutional Investment Fee Schedules are as follows:

Management Fees
APA Enhanced Intermediate Tax-Exempt Strategy:	0.45%
A complete list of APA composites and performance results is available upon request.

Fund Management and Investment Style	13

Shareholder Services

How to Buy Shares & Choose a Share Class

The Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, the Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.
Eligibility
The Fund is not registered for sale outside of the United States and is available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.
Description of Classes
The Trust has adopted a multiple class plan. The Fund currently offers one class of shares – Institutional Class shares – in this Prospectus.

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee or a shareholder servicing fee, and are sold with no sales load.
How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:
Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
Retirement Accounts
Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.
Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Fund. All of these accounts need to be established by the plan’s trustee. The Fund does not offer versions of these plans.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.
Gifts or Transfers to Minors (UGMA and UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2024, the amount is $18,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).
Trust
For money being invested by a trust:
The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the trust prior to establishing an account.
Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Fund does not require a special application. However, the Fund may require additional information prior to establishing an account.
Step 2

How to Choose a Share Class
Institutional Class Shares
Although other iMGP Funds offer two classes of shares, the Fund offers only a single class of shares – Institutional Class shares. Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Fund.
Step 3

The third step involves determining the amount of your investment. The Fund has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for the Fund:

iM APA Enhanced Intermediate Municipal Bond Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$5,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
iM Global may waive the minimum investment from time to time in its discretion.

14	Litman Gregory Funds Trust

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Fund’s standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in the Fund.
Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the iMGP Funds. The Fund does not accept third-party checks, money orders, cashier’s checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.
The mailing addresses for the Fund are:

For Regular Delivery:
Litman Gregory Funds Trust
c/o SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219922
Kansas City, MO 64121-9922
For Overnight Delivery:
Litman Gregory Funds Trust
c/o SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street
Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program. Until such verification is made, the Fund may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.
If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.
After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.
How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.
To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.
Certain requests must include a medallion guarantee. This is designed to protect you and the Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.
Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.
Selling Shares by Letter
Write and sign a “letter of instruction” with:
Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Shareholder Services	15

Shareholder Services — (Continued)

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.
Unless otherwise instructed, the Fund will send a check to the address of record.
Mail your letter to:

For Regular Delivery:
Litman Gregory Funds Trust
c/o SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219922
Kansas City, MO 64121-9922
For Overnight Delivery:
Litman Gregory Funds Trust
c/o SS&C Global Investor & Distribution Solutions, Inc.
330 West Ninth Street
Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.
Selling Shares by Wire
You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Fund before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.
Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that the Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)
SS&C Global Investor & Distribution Solutions, Inc., the Fund’s transfer agent, is located at 430 West 7th Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.
ALPS Distributors, Inc., the Fund’s principal underwriter, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Exchange Privilege
Shares of the Fund may be exchanged for Institutional Class shares of another Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.
Exchanging Shares by Telephone
You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. The Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”
Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly. The Fund offers a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).
A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

16	Litman Gregory Funds Trust

Share Price
The Fund is open for business each day the NYSE is open. The Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.
The Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of the Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).
The Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value by the Advisor as the Board’s “valuation designee” for purposes of Rule 2a-5 under the 1940 Act, as determined under the guidelines approved by, and under the general oversight of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and its respective NAV. The SAI further describes the Fund’s valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Fund does not accept cash, money orders, cashier’s checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in iM Global’s opinion, it is so large that it would disrupt management of the Fund. Orders will also be rejected from persons believed by the Fund to be “market timers.”
12b-1 Plan
The Trust has adopted the “Distribution Plan” under the 1940 Act on behalf of the Fund for any future Investor Class shares of the Fund. The Fund does not currently offer Investor Class shares. Institutional Class shares are not subject to the Distribution Plan. Under the Distribution Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Investor Class shares of the Fund and for related services the Fund’s distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Fund. Because this fee is paid out of the assets of the Investor Class of the Fund on an on-going basis, over time these fees will increase the cost of your investment in the Fund shares and may cost you more than paying other types of sales charges.
Buying and Selling Shares through Financial Intermediaries
You may buy and sell shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Fund may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Fund, it may take up to seven days to pay you. The Fund may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	The Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•
During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Fund may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to

Shareholder Services	17

Shareholder Services — (Continued)

be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.

•	Under certain circumstances, including stressed market conditions, the Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
Policy Regarding Excessive Trading and Market Timing
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.
Purchases and exchanges of shares of the Fund should be made for long-term investment purposes only. The Fund, as a matter of policy, actively discourages market timing and excessive short-term trading and may block accounts or take other action to prevent this type of activity.
Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their practices. The ability of the Fund and its agents to detect and curtail excessive trading or short-term trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Fund is required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Fund). Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Fund of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Fund, the Fund and its agents consider the information actually available to them at the time.
The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares iM Global believes could be harmful to the Fund). The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Fund or iM Global will identify all frequent purchase and sale activity affecting the Fund.
The Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxes on Transactions” below).
Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Dividends, Capital Gains and Taxes

Dividends of net investment income, if any, for the Fund are generally declared and paid monthly. Distributions of capital gains, if any, for the Fund are generally declared and paid to shareholders annually.
Distribution Options.
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Fund offers three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

18	Litman Gregory Funds Trust

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Fund will automatically reinvest all distributions under $10 in additional shares of the Fund, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.
Under each option, dividends and capital gains distributions that are reinvested will be taxed as if received by you in cash.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 1⁄2 years old, you can receive distributions in cash.
When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.
Understanding Distributions.
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Fund passes its earnings along to investors as distributions. The Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.
Taxes
As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.
For federal income tax purposes, the Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.
Taxes on Transactions. Your redemptions, including transfers between iM Global Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
“Buying a Dividend.” If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution even though economically the distribution could be viewed as a partial return of capital.
There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.
When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 24% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 24% of your taxable distributions and redemptions.

Shareholder Services	19

Financial Highlights

The Trust’s registration statement with respect to the Fund became effective on December 16, 2024. As a result, audited financial highlights are not available for the Fund and financial statements for the Fund are not included in the Trust’s shareholder reports as of the date of this Prospectus.

20	Litman Gregory Funds Trust

Index Description

The Bloomberg 1-15 Year Municipal Index measures the performance of USD-denominated long-term, tax-exempt bond market with maturities of 1-15 years, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Direct investment in an index is not possible.

Index Description	21

For More Information
Statement of Additional Information:

The SAI contains additional information about the Fund. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered a part of this Prospectus.
Annual and Semi-Annual Reports:

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders and Form N-CSR, which are available on the Fund’s website (https://www.imgpfunds.com). In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
The SAI, the Fund’s Annual and Semi-Annual Reports to Shareholders, and the Fund’s Form N-CSR are available, without charge, upon request. To request an SAI, the Fund’s Annual or Semi-Annual Reports to Shareholders, or the Fund’s Form N-CSR or to make shareholder inquiries or to obtain other information about the Fund, please call 1-800-960-0188. You may also obtain a copy of the SAI, Annual or Semi-Annual Reports or Form N-CSR, free of charge, by accessing the Fund’s website (www.imgpfunds.com), or by writing to the Fund.
SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Fund’s Annual or Semi-Annual Reports to Shareholders, Form N-CSR and other information about the Fund on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.
Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
iMGP APA Enhanced Income Municipal Fund	Intermediate Municipal Bond
Institutional Class		APAMX	53700T678	Y7BA
Website:

www.imgpfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 © 2024 iM Global Partners Funds Management, LLC. All rights reserved.

Investment Company Act File No: 811-07763

LITMAN GREGORY FUNDS TRUST

iMGP APA Enhanced Income Municipal Fund

Institutional Class –APAMX

STATEMENT OF ADDITIONAL INFORMATION

Dated December 16, 2024

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated December 16, 2024, as it may be amended from time to time, of iMGP APA Enhanced Income Municipal Fund (the “Fund” or the “APA Enhanced Income Municipal Fund”), a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. iM Global Partner Fund Management, LLC (the “Advisor” or “iM Global”) is the investment advisor of the Fund. The Advisor has retained an investment manager as sub-advisor (the “Sub-Advisor”), which is responsible for portfolio management of the Fund’s assets. A copy of the Fund’s prospectus and the Trust’s most recent annual report may be obtained from the Trust without charge at 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, telephone 1-800-960-0188.

Because the Fund has not yet commenced operations as of the date of this SAI, its audited financial statements are not yet available and are not incorporated by reference in this SAI. The Fund is not included in the Trust’s most recent Annual Report because it commenced investment operations after December 31, 2023, but will be included in the Trust’s next annual report to shareholders following such date.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of fifteen separate series: the iMGP Global Select Fund (formerly, iMGP Equity Fund) (the “Global Select Fund”), the iMGP International Fund (the “International Fund”), the iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”), the iMGP High Income Fund (formerly, iMGP High Income Alternatives Fund) (the “High Income Fund”), the iMGP Small Company Fund (the “Small Company Fund”), the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”), the iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”), the iMGP Berkshire Dividend Growth ETF (“Berkshire Dividend Growth ETF”), the Polen Capital Global Growth ETF, the Polen Capital China Growth ETF, the Polen Capital Emerging Markets ex-China Growth ETF, the Polen Capital International Growth ETF, the Polen Capital Global SMID Company Growth ETF, the Polen Capital U.S. SMID Company Growth ETF and the iMGP APA Enhanced Income Municipal Fund.

This SAI pertains to one series of the Trust, the iMGP APA Enhanced Income Municipal Fund, which is anticipated to commence operations on December 16, 2024.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the Fund is a fundamental investment policy and therefore may not be changed without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. The Fund’s investment objective is set forth in the Fund’s prospectus. There is no assurance that the Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of the Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes. The investment policies of the Fund with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets across the world, the risks discussed below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses.

Cash Position

When the Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual—they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or the Fund’s Sub-Advisor may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity.

When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. In addition, when a substantial portion of the Fund’s portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Convertible Securities and Warrants

The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Other Corporate Debt Securities

The Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

The Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Sub-Advisor’s ability to accurately value high yield bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Sub-Advisor must monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. The tax treatment of ETNs is unclear. No statutory, juridical or administrative authority directly discusses how ETNs should be treated in this context for U.S. federal income tax purposes. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Short-Term Investments

The Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments and Currencies” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which the Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Money Market Funds

The Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. For example, Section 12(d)(1)(F) of the 1940 Act provides that the limitations set forth above do not apply to securities purchased or otherwise acquired by the Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund. The Fund must comply with certain other administrative requirements in order to comply this exception, including, among others, that the Fund (or the Advisor or Sub-Advisor acting on behalf of the Fund) complies with certain voting restrictions when voting the shares of such investment company. The Advisor and the Sub-Advisor will not impose advisory fees on assets of the Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Municipal Securities

The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Shareholders of the Fund should be aware that certain deductions and exemptions may be designated “tax preference items,” which must be added back to taxable income for purposes of calculating a shareholder’s federal alternative minimum tax (“AMT”), if applicable to such shareholder. Tax preference items may include tax-exempt interest on private activity bonds. To the extent that the Fund invests in private activity bonds, its shareholders may be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders are encouraged to consult their tax advisors in this regard.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations

The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

The Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments

The Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry. Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker-dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investments in financial services company issuers will decrease as a result of these steps.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which the Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to the Fund’s shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investments in REITs by the Fund may subject its shareholders to multiple levels of fees and expenses as the Fund’s shareholders will directly bear the fees and expenses of the Fund and will also indirectly bear a portion of the fees and expenses of the REITs in which the Fund invests.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Exclusion from Definition of Commodity Pool Operator

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Fund nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, the Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts). In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund, which may increase the Fund’s expenses and adversely affect the Fund’s total returns. The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. As a result, in the future, the Fund will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Fund and the Fund’s performance.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or the Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of the Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund’s securities is disadvantageous.

TBAs and Dollar Roll Transactions

The Fund may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the Fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the Fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, the Fund may choose to extend the settlement through a dollar roll transaction. A dollar roll transaction involves a sale by the Fund of a security to a financial institution concurrently with an agreement by the Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of the Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for the Fund exceeding the yield on the securities sold.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

Recently finalized rules of FINRA include mandatory margin requirements that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Securities, Forward Commitments and Delayed Settlements

The Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Sub-Advisor to manage it may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

The Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. The Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing

The Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowing. The Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires the Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Fund’s custodian, as securities lending agent for the Fund’s securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales

The Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, the Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. Section 12(d)(1) of the 1940 Act restricts investments by investment companies such as the Fund in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund intends to rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: recent failures in the banking sector, bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; global health crises and pandemics; governmental efforts to limit short selling, and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Large Shareholder Purchase and Redemption Risk

The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisor’s regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Investment Restrictions

The Trust, on behalf of the Fund, has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) the Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Fund’s investment objective is also fundamental.

The following fundamental investment restrictions pertain to the Fund.

The Fund may not:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

3. borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

4. make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the Fund recognizes that the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (2).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund, review the compensation arrangements between the Advisor and the Sub-Advisor, review contractual arrangements with companies that provide services to the Fund, including the Advisor, Sub-Advisor, and the Fund’s administrator, custodian and transfer agent, and review the Fund’s performance. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or the Sub-Advisor.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1946)	Chairperson of the Board, Independent Trustee	Open-ended term; Trustee since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) 2014-2022; Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	15	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolios) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)

Thomas W. Bird 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016 - 2020.	15	Sonen Capital LLC; One Summit (not-for-profit organization) Cromwell Harbor Supporting Foundation, Inc. (not-for-profit organization)

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jennifer M. Borggaard 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	15	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)

Jonathan W. DePriest 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	15	None

Craig Wainscott 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1961)	Independent Trustee	Open-ended term; served since July 1, 2024	Retired from Russell Investments, Managing Director, US Mutual Funds, CEO Canada 1982 – 2006; CEO instaCOVER, LLC, (an insurance technology platform) 2014-2020; currently an advisor to early-stage companies.	15	Brandes Investment Funds (mutual funds) (7 portfolios)

Harold M. Shefrin, Ph.D. 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	15	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Interested Trustee & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeffrey K. Seeley** 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2021; President since March 2023	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	15	None

John M. Coughlan 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1956)	Treasurer	Open-ended term; served as Treasurer since inception.	Chief Operating Officer of the Advisor since 2004 and Chief Compliance Officer of the Advisor from 2004 to June 2023.	N/A	None

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years

Joseph Kelly 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1975)	Chief Compliance Officer and Secretary	Open-ended term; served as Chief Compliance Officer since June 2023 and Secretary since September 2023.	Managing Director, Chief Compliance Officer of the Advisor since June 2023. Deputy Chief Compliance Officer, The TCW Group, Inc. from January 2022 to June 2023. Senior Vice President Compliance, The TCW Group, Inc. from June 2021 to December 2021. General Counsel and Chief Compliance Officer, Dunham & Associates Investment Counsel Inc. from November 2013 to June 2021.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Mr. Seeley is an “interested person” of the Trust, as such term is defined under the 1940 Act, because of his relationship with the Advisor and is referred to as an “Interested Trustee”.

In addition, Jack Chee, Jason Steuerwalt, and Kiko Vallarta, each a co-portfolio manager at the Advisor, are each an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisor, and the Fund’s distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, both in person and virtually, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Governance Committee, a Qualified Legal Compliance Committee and a Compensation Committee, which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each standing committee of the Board is comprised entirely of Independent Trustees, except for the Compensation Committee, which is comprised of two Independent Trustees and one Interested Trustee. Ms. Allecta, an Independent Trustee, serves as Chairperson of the Board. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with the Sub-Advisor or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from the Advisor as the “valuation designee” pursuant to Rule 2a-5 under the 1940 Act. As the valuation designee, the Advisor is responsible for determinations of fair value with respect to the Fund’s portfolio holdings, subject to oversight by the Board. The valuation designee reports to the Board on the valuation of the Fund’s portfolio securities, selects pricing agents for the valuation of Fund holdings, and reviews the performance of each such pricing service.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and certain of the Trustees have served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Seeley’s Trustee Attributes include his over twenty-five years of professional experience leading and managing various asset management firms, and his in-depth knowledge of fields including product development, distribution, operations and compliance, including with respect to mutual funds, interval funds and exchange-traded funds. This experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to investment companies, private funds, boards of directors and management companies. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds from 2012 to 2022, the board of trustees of the Salient MF Trust from 2015 to 2022, and the board of directors of the Salient Midstream & MLP Fund from 2017 to 2022. Ms. Allecta was also a member of the Governing Council of the Independent Directors Council (the “IDC”) from 2014 to 2022, serving terms as chair of the IDC Policy Committee and a member of the IDC Executive Council. Ms. Allecta served as lead Independent Trustee of the Trust beginning in 2021 and was elected Chair of the Trust beginning in 2023.

Mr. Bird’s Trustee Attributes include his thirty years of general management and investment experience, with a focus on impact investing. Mr. Bird has served on the board and board committees of several for-profit and not-for-profit organizations. Mr. Bird’s experience gives him an extensive understanding of regulatory, investment management, and corporate governance issues.

Ms. Borggaard’s Trustee Attributes include her experience as a financial services executive and board member with broad global experience guiding boutique asset management companies. Ms. Borggaard currently serves on the board of several for-profit and not-for-profit organizations. Ms. Borggaard’s board experience includes providing guidance on diverse business issues including strategy, crisis management, C-suite succession planning, governance, finance, compliance, product development and equity-based total compensation. This experience gives her extensive knowledge of investment, financial management and governance matters.

Mr. DePriest’s Trustee Attributes include his over two decades of experience as legal counsel to advisers to mutual funds, closed-end funds, private funds and other investment vehicles. Through his roles as a senior officer and general counsel of financial services organizations, Mr. DePriest contributes management and oversight experience to boards.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds—Investment Trust since 1999.

Mr. Wainscott’s Trustee Attributes include his substantial mutual fund and financial services experience. He has extensive experience in the investment management business at Russell Investments where he served as a Managing Director in the U.S. mutual fund group, President of Russell Canada and Director of Russell Australia. Mr. Wainscott has worked as a Chartered Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

Board Committees

The Board has four standing committees as described below:

Audit Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chair) Craig Wainscott	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Jonathan W. DePriest Harold M. Shefrin, Ph.D. (Chair)	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Governance Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Julie Allecta Thomas W. Bird (Chair) Jonathan W. DePriest	Responsible for seeking, identifying and recommending to the Board qualified Trustee candidates for election or appointment to the Board, including candidates for Trustee recommended by a current shareholder if the Committee is required to do so, and for overseeing matters of Trust governance, including evaluation of Board performance and process, and the establishment of Trust governance guidelines and procedures, to the extent necessary or desirable.	1

Compensation Committee

Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2023
Jennifer M. Borggaard (Chair) Jeffrey K. Seeley Harold M. Shefrin, Ph. D.	Responsible for coordinating the review of, and developing recommendations to the Board relating to, the compensation of (i) the Independent Trustees and committee members and (ii) the Chief Compliance Officer of the Trust.	1

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees owned the following dollar range of shares of the various series of the Trust (the “iMGP Funds”):(1).

Name of Trustee	Fund	Dollar Range of Equity Securities in the iMGP Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees

Julie Allecta	High Income Fund	E	E

Thomas W. Bird	Alternative Strategies Fund High Income Fund Dolan McEniry Corporate Bond Fund	C C C	E

Jennifer M. Borggaard	Alternative Strategies Fund	D	D

Jonathan W. DePriest	DBi Managed Futures Strategy ETF DBi Hedge Strategy ETF	D D	E

Frederick A. Eigenbrod, Jr., Ph.D.*	DBi Managed Futures Strategy ETF International Fund High Income Fund Oldfield International Value Fund	C C D C	E

Harold M. Shefrin, Ph.D.	International Fund	E	E

Craig Wainscott**		A	A

Interested Trustees

Philippe Uzan***		A	A

Jeffrey K. Seeley	International Fund Alternative Strategies Fund	C C	C

(1)	Dollar Range of Equity Securities in the iMGP Funds:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2023, the Trustees each oversaw thirteen registered investment companies in the fund complex.

*	Mr. Eigenbrod resigned as a Trustee effective June 30, 2024.
**	Mr. Wainscott became a Trustee effective July 1, 2024.
***	Mr. Uzan is no longer a Trustee as of December 10, 2024.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2023, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisor, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisor, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended December 31, 2023 each Independent Trustee received an annual fee of $125,000, allocated $13,000 per operational iMGP Fund with the remaining balance pro-rated quarterly based on each such fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also received an attendance fee in the amount of $6,000 for each special meeting of the Board. From January 1, 2023 to March 8, 2023, Ms. Allecta served as the lead Independent Trustee. Effective March 8, 2023, Ms. Allecta was elected Chair of the Board. For the year ended December 31, 2023, Ms. Allecta received an additional annual retainer in the amount of $12,500 for her roles as lead Independent Trustee and Chair. Effective January 1, 2024, each Independent Trustee receives an annual fee of $135,000, allocated $11,250 per operational iMGP Fund with the remaining balance pro-rated quarterly based on each such fund’s net assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees. Each Independent Trustee also receives an attendance fee in the amount of $6,000 for each special meeting of the Board. Ms. Allecta receives an additional annual retainer as Chair in the amount of $15,000. Mr. Shefrin serves as the Audit Committee Chair and receives an additional annual retainer in the amount of $10,000. The additional retainers for the Board and Audit Committee Chairs and the special meeting fees described in this paragraph are allocated to each iMGP Fund on a prorated basis based on each such fund’s assets.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2023.

Name of Trustee	Aggregate Compensation from the Trust^	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex paid to Trustees
Independent Trustees
Julie Allecta	$137,500	$0	$137,500
Thomas W. Bird	$125,000	$0	$125,000
Jennifer M. Borggaard	$125,000	$0	$125,000
Jonathan W. DePriest	$125,000	$0	$125,000
Frederick A. Eigenbrod, Jr., Ph.D.*	$125,000	$0	$125,000
Harold M. Shefrin, Ph.D.	$125,000	$0	$125,000
Craig Wainscott**	N/A	N/A	N/A

Interested Trustees
Jeffrey K. Seeley***	None	None	None
Philippe Uzan****	None	None	None

^	As of December 31, 2023, there were thirteen separate series of the Trust.
*	Mr. Eigenbrod resigned as a Trustee effective June 30, 2024.
**	Mr. Wainscott became a Trustee effective July 1, 2024 and therefore did not receive any compensation from the Trust for the fiscal year ended December 31, 2023.
***	Mr. Seeley is an Interested Trustee because of his relationship with the Advisor and accordingly serves on the Board without compensation.
****

Mr. Uzan is no longer a Trustee as of December 10, 2024. While on the Board, Mr. Uzan was an Interested Trustee because of his relationship with the Advisor and accordingly served without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. Because the Fund is newly formed, no persons own of record or beneficially 5% or more of its outstanding shares as of the date of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Fund’s portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;

•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Fund, including but not limited to the Advisor, the Sub-Advisor and the Board;

•

The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on the Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Fund, or the President of the Trust.

The Fund makes its portfolio holdings publicly available on the Fund’s website 15 days after the end of each calendar quarter.

The Fund does not have any individualized ongoing arrangements to make available information about the Fund’s portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Fund’s investment process, administration or custody of the Fund. To the extent required to perform services for the Fund or the Advisor, the Fund’s or the Advisor’s legal counsel or the Fund’s auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE SUB-ADVISOR

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly owned by Litman Gregory Wealth Management, LLC.

Litman Gregory Wealth Management, LLC is wholly-owned by iM Global Partner US, LLC, a wholly-owned subsidiary of iM Global Partner SAS. iM Global Partner SAS, a holding company, is a wholly-owned subsidiary of iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business, which is owned by Amundi Ventures, Legendre Holdings 36 and a third non-controlling party. Amundi Ventures, a holding company, is a wholly-owned subsidiary of Amundi SA, a European asset management company. Amundi SA is owned by Credit Agricole SA, public (free float) and employees. Credit Agricole SA is owned by SAS rue de la Boétie, public (free float) and employees. Legendre Holdings 36, a holding company, is majority owned (>75%) by Eurazeo SA, a European investment firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to the Fund, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Fund, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

In addition, individual selection of securities is provided by the Sub-Advisor approved by the Board pursuant to an investment sub-advisory agreement (the “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the selection and continued employment of a sub-advisor or sub-advisors to manage the actual investment of the Fund’s assets; (ii) oversee the investments made by the Sub-Advisor on behalf of the Fund, subject to the ultimate supervision and direction of the Board; (iii) oversee the actions of the Sub-Advisor with respect to voting proxies for the Fund, filing Section 13 ownership reports with the SEC for the Fund, and taking other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Fund or the Sub-Advisor; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and the Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisor selected to invest the assets of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under the Management Agreement for the Fund, the Sub-Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Trust’s and the Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, the Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, the Sub-Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets; (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investments, subject to the ultimate supervision and oversight of the Board; (iv) vote proxies and take other actions with respect to the securities; (v) maintain the books and records required to be maintained; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisor’s fees), the Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Fund’s administrator, the Fund is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a contractual operating expense limitation between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or reimburse the Fund’s to ensure that the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.59% of the Fund’s average daily net assets through April 30, 2026. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.59%. This agreement may be renewed for additional periods of one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to the Advisor. The Advisor may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Under the Advisory Agreement and the Management Agreement, the Advisor and the Sub-Advisor will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisor or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreement remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and the Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement and Management Agreement are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, upon 60 days’ written notice to the Advisor or the Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreement also may be terminated by the Advisor or the Sub-Advisor, as applicable, upon 60 days’ written notice to the Fund. The Advisory Agreement and the Management Agreement terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreement each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisor, in accordance with Section 15(c) of the 1940 Act. At a Board meeting held on September 12, 2024, the Board considered the approval of the Management Agreement of the Fund for an initial two-year period from the Fund’s commencement of operations. A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreements with Advisor and the Sub-Advisor will be available in the Fund’s Form N-CSR for the fiscal year ending December 31, 2024.

APA is a boutique municipal bond investment management firm founded in 1989 with assets under management of $10.7 billion as of September 30, 2024. APA specializes in managing high-quality tax-exempt and taxable municipal bond portfolios for registered investment advisors, family wealth offices and institutional clients. An affiliate of the Advisor owns a non-controlling, minority interest in APA.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of September 30, 2024. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Kevin Woods	0	$0	0	$0	5	$10.7 billion
Kyle Gerberding	0	$0	0	$0	5	$10.7 billion
Patricia Hodgman	0	$0	0	$0	5	$10.7 billion

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Fund’s portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of September 30, 2024. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Kevin Woods	0	$0	0	$0	0	$0
Kyle Gerberding	0	$0	0	$0	0	$0
Patricia Hodgman	0	$0	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Sub-Advisor who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

iM GLOBAL

Advisor to the Fund

iM Global has overall responsibility for assets under management and conducts oversight and evaluation of the Fund’s Sub-Advisor and other duties. iM Global generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Fund. Accordingly, no material conflicts of interest are expected to arise between the Fund and other accounts managed by the portfolio managers. iM Global has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

ASSET PRESERVATION ADVISORS, LLC (“APA”)

Sub-Advisor to the Fund

Material conflicts of interest that may arise in connection with portfolio managers’ management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the date of this SAI.

iM GLOBAL

Advisor to the Fund

iM Global’s portfolio managers are compensated based on a fixed salary and a distribution of iM Global’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

APA

Sub-Advisor to the Fund

Compensation of portfolio managers at APA includes base compensation and revenue-based and performance-based compensation for the team and, if principals, a profits interest in APA. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures in the top third as compared to industry peers. Portfolio managers, and other key investment personnel, have membership interests in APA and are evaluated on an annual basis to determine additional allocations of membership interests. Such interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive.

Portfolio Manager Securities Ownership

Because the Fund has not yet commenced operations as of the date of this SAI, no portfolio manager of the Fund owns shares of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Advisor as a part of the Advisor’s general management of the Fund, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisor.

iM GLOBAL

Advisor to the Fund

It is the Advisor’s policy to vote all proxies received by the Fund in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Fund, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Fund’s portfolio securities to one or more of the Sub-Advisor. To the extent such responsibility is delegated to the Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Fund or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Fund’s shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Fund’s principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more iMGP Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

APA

Sub-Advisor to the Fund

The Advisor has delegated the authority to vote proxies for the portfolio securities held by the Fund to the Sub-Advisor in accordance with the proxy voting policy (the “Voting Policy”) adopted by the Sub-Advisor.

APA recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. In voting proxies, APA seeks to act solely in the best financial and economic interests of the Fund and to avoid material conflicts of interest in voting proxies on behalf of the Fund.

Due to the nature of fixed income securities, it is very rare for APA to receive a proxy which needs to be voted on behalf of the Fund. In the event APA receives a proxy to vote, the Sub-Advisor will adhere to the Voting Policy as described below.

Each proxy is reviewed, categorized and analyzed in accordance with written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the policies on specific issues.

If a conflict may exist which cannot be otherwise addressed by the portfolio manager, APA may choose one of several options including: (1) voting as recommended by an independent third party service; (2) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not APA clients; or, (3) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict.

APA’s general investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or increase shareholder rights generally.

•	maintain or strengthen the shared interests of stockholders and management; and

•	increase shareholder value.

Where it is perceived that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, APA will generally vote against it. APA generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, APA’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

APA may abstain from voting a client proxy if it is concluded that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. APA may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). Therefore, APA will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision takes into account the effect that the vote of APA clients, either by itself or together with other votes, is expected to have on the value of clients’ investment and whether this expected effect would outweigh the cost of voting.

APA shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy voting information to a client for which APA is responsible for voting proxies upon written request.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, will be available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures will also be available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Congress Street, Suite 1, Boston, MA 02114-2016. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Management Agreement states that the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, the Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. The Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Shares.

Subject to such policies as the Advisor and the Board may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. The Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

Distribution of Fund Shares

The Fund’s principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor is compensated for performing this service by the Advisor and does not receive underwriting commissions from the Fund.

Other Shareholder Servicing Expenses Paid by the Fund

The iMGP Funds make payments to financial intermediaries for certain sub-recordkeeping, sub-transfer agent or similar services provided by financial intermediaries in amounts determined by the Trust’s Board of Trustees to represent reasonable amounts for those services. These expenses paid by the Fund would remain subject to any overall expense limitation applicable to the Fund.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Fund’s shares.

The table below identifies the financial intermediaries who received compensation from the iMGP Funds for providing sub-recordkeeping, sub-transfer agency or similar services during the calendar year ended December 31, 2023. Because the Fund had not yet commenced operations as of December 31, 2023, the Fund did not make any payments to these financial intermediaries.

Payments by the Advisor

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the iMGP Funds’ shares or for services to the iMGP Funds and their shareholders for the year ended December 31, 2023. Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2023 are not reflected:

FINRA member firms

Raymond James

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Fund and its shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High turnover rates are likely to result in comparatively greater brokerage expenses. Because the Fund has not yet commenced operations, no portfolio turnover figures are available as of the date of this SAI.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

NET ASSET VALUE

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine the Fund’s NAV on the last day on which such exchange was open will be used, unless the Advisor, as the Board’s “valuation designee” for purposes of Rule 2a-5 under the 1940 Act, determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of the Fund’s NAV unless the Advisor deems that such events would materially affect the NAV, in which case an adjustment would be made.

Generally, the Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service selected by the Advisor does not provide a valuation or provides a valuation that in the judgment of the Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Advisor in consultation with the Sub-Advisor and the Administrator pursuant to procedures approved by the Board.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Fund’s accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Advisor.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Advisor, or at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by the Advisor. If an options or futures exchange closes after the time at which the Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Advisor in good faith will establish a conversion rate for such currency.

All other assets of the Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect their fair value.

TAXATION

The following is a summary of certain material U.S. federal income tax consequences of acquiring, holding and disposing of the interests in the Fund. It is based upon the Code, the U.S. Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations at any time (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to the Fund or to all categories of investors, some of whom may be subject to special rules (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, holders of Fund interests held as part of a “straddle,” “hedge” or “conversion transaction” with other investments, persons whose “functional currency” is not the U.S. dollar or persons for whom the Fund interests are not capital assets). This discussion also does not address U.S. federal tax consequences other than income taxes (such as estate and gift tax consequences). In addition, the following discussion generally applies only to “U.S. persons,” as defined for U.S. federal income tax purposes) who are beneficial owners of Fund interests. A “U.S. person” is generally defined as (i) a citizen or resident of the United States, (ii) a corporation (or an entity treated as a corporation for federal income tax purposes) or partnership (or an entity or arrangement treated as a partnership for federal income tax purposes) created or organized in or under the law of the United States or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an investor in the Fund, the U.S. federal income tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

The tax consequences of an investment in the Fund will depend not only on the nature of the Fund’s operations and the then applicable U.S. federal tax principles, but also on certain factual determinations that cannot be made at this time, and upon a particular investor’s individual circumstances. No advance rulings have been sought from the Internal Revenue Service (the “IRS”).

IN VIEW OF THE FOREGOING, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING ALL THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND WITH SPECIFIC REFERENCE TO SUCH INVESTOR’S OWN PARTICULAR TAX SITUATION AND RECENT CHANGES IN APPLICABLE LAW.

The Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and the Fund has elected to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in (i) securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more of qualified publicly traded partnerships, as such term is defined under the Code.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to the extent permitted under the Code. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed. The Fund may make taxable distributions to shareholders even during periods in which share prices have declined. Tax consequences are not the primary consideration of the Fund in implementing its investment strategy.

The Fund or any securities dealer effecting a redemption of the Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, under the federal backup withholding rules, the Fund will be required to withhold federal income tax at the current rate of 24% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to federal backup withholding.

The Fund intends to declare and pay dividends and other distributions, as stated in the prospectus. In order to avoid the payment of a 4% non-deductible federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98.2% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Certain U.S. shareholders, including individuals and estates and trusts, in the higher income brackets will be subject to an additional 3.8% federal tax on all or a portion of their “net investment income,” which generally will include dividends from the Fund and net gain from the disposition of shares of the Fund. U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional net investment income tax resulting from an investment in the Fund.

The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the dividends received deduction, and individual shareholders may, depending on the Fund’s underlying sources of income, have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum federal capital gains tax rate. Availability of the deduction and/or taxation at the maximum federal capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies should qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by the Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a straddle for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%/40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of the Fund will result in gains or losses for federal income tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized (to the extent it is allowed) upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund.

Under the Foreign Account Tax Compliance Act (“FATCA”), and subject to any applicable intergovernmental agreements, a 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury regulations, which were to take effect on January 1, 2019 and upon which taxpayers may rely unless and until overridden by subsequent regulations, FATCA withholding on gross proceeds from the sale or disposition of Fund shares and capital gain distributions is eliminated. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The Fund intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund for U.S. federal income tax purposes (“exempt-interest dividends”). The Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from U.S. federal income tax under Section 103(a) of the Code. The Fund intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for U.S. federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. Further, exempt-interest dividends paid by the Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal alternative minimum tax calculation. Individual and corporate shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Fund. The Fund may invest up to 50% of its net assets in bonds that generate income potentially subject to the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital gain dividends. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are generally included in income for purposes of determining the amount of benefits that are taxable.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable tax consequences of an investment in the Fund. Paul Hastings LLP, counsel to the Trust, has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions as described in the prospectus.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Fund is anticipated to commence operations on December 16, 2024. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. The Board has created fifteen series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular iMGP Fund will be allocated fairly among the iMGP Funds by the Trustees, generally on the basis of the relative net assets of each iMGP Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Fund. Currently, the Fund is authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and iM Global have obtained an exemptive order from the SEC, which permits iM Global, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits the Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before iM Global enters into any sub-advisory agreement with a manager that is affiliated with the Fund or iM Global.

The Trust, the Advisor, the Sub-Advisor and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisor and the Distributor, to invest in securities that may be purchased or held by the Fund.

The Trust’s custodian, State Street Bank and Trust Company, 1 Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114 is responsible for holding the Fund’s assets and acting as the Trust’s accounting services agent. The Trust’s transfer agent, SS&C Global Investor & Distribution Solutions, Inc., is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call SS&C Global Investor & Distribution Solutions, Inc. at 1-800-960-0188 if you have questions about your account. The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., also assists with the Fund’s tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

As the Fund has not commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Shareholders may receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

LITMAN GREGORY FUNDS TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)		Articles of Incorporation.

	(1)	Agreement and Declaration of Trust is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (“SEC”) on August 12, 1996

		(A)	Amendment to Agreement and Declaration of Trust is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 15, 1996

		(B)	Amendment to Agreement and Declaration of Trust dated December 4, 2008 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 2, 2011

		(C)	Amendment to Agreement and Declaration of Trust dated August 31, 2011 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 2, 2011

(b)		By-laws are incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2014

(c)		Instruments Defining Rights of Security Holders – See Articles III and V of Agreement and Declaration of Trust and Article II of Third Amended and Restated By-Laws

(d)		Investment Advisory Contracts

	(1)	Unified Investment Advisory Agreement between Litman Gregory Funds Trust and Litman Gregory Fund Advisors, LLC dated June 1, 2021, as amended September 20, 2021, is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(2)	Amended Appendix A and Appendix B to the Unified Investment Advisory Agreement dated April 22, 2022, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

	(3)	Amended Appendix B to the Unified Investment Advisory Agreement - to be filed by amendment

	(4)	Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC dated December 22, 2023 is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

	(5)	Amended Appendix A and Appendix B to the Amended and Restated Investment Advisory Agreement between Litman Gregory Funds Trust and iM Global Partner Fund Management, LLC is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

	(6)	Sub-Advisory Agreements

		(A)	Global Select Fund (formerly, the Equity Fund)

			1.	Investment Management Agreement with Nuance Investments, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

			2.	Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

			3.	Investment Management Agreement with Scharf Investments, LLC is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

1

(B)	International Fund

	1.	Investment Management Agreement with Harris Associates L.P. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	2.	Investment Management Agreement with Lazard Asset Management LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	3.	Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(C)	Alternative Strategies Fund

	1.	Investment Management Agreement with Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC) is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

	2.	Investment Management Agreement with DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	3.	Investment Management Agreement with First Pacific Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	4.	Investment Management Agreement with Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	5.	Investment Management Agreement with Water Island Capital LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	6.	Investment Management Agreement with Dynamic Beta investments, LLC incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

(D)	High Income Fund

	1.	Investment Management Agreement with Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	2.	Investment Management Agreement with Guggenheim Partners Investment Management, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	3.	Investment Management Agreement with Neuberger Berman Investment Advisers LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(E)	Small Company Fund

	1.	Investment Management Agreement with Segall Bryant & Hamill, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

	2.	Investment Management Agreement with Polen Capital Management, LLC – to be filed by amendment

(F)	Oldfield International Value Fund

	1.	Investment Management Agreement with Oldfield Partners LLP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

(G)	Dolan McEniry Corporate Bond Fund

	1.	Investment Management Agreement with Dolan McEniry Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

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		(H)	DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF

			1.	Investment Management Agreement with Dynamic Beta investments, LLC on behalf of DBi Managed Futures Strategy ETF is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

			2.	Investment Management Agreement with Dynamic Beta investments, LLC on behalf of DBi Hedge Strategy ETF is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

			3.	Form of Investment Management Agreement between iM DBi Cayman Managed Futures Subsidiary and Dynamic Beta investments, LLC is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

		(I)	RBA Responsible Global Allocation ETF

			1.	Investment Management Agreement with Richard Bernstein Advisors, LLC, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

		(J)	Berkshire Dividend Growth ETF

			1.	Investment Management Agreement with Berkshire Asset Management, LLC, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

		(K)	Polen Capital Global Growth ETF

			1.	Investment Management Agreement with Polen Capital Management, LLC, is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

		(L)	Polen Capital China Growth ETF

			1.	Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

		(M)	Polen Capital Emerging Markets ex-China Growth ETF

			1.	Form of Investment Management Agreement with Polen Capital Management, LLC, is incorporated by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on May 16, 2024.

		(N)	Polen Capital International Growth ETF

			1.	Investment Management Agreement with Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

		(O)	Polen Capital Global SMID Company Growth ETF

			1.	Form of Investment Management Agreement with Polen Capital Management, LLC – is incorporated by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on May 16, 2024

		(P)	Polen Capital U.S. SMID Company Growth ETF

			1.	Investment Management Agreement with Polen Capital Management, LLC – to be filed by amendment

		(Q)	APA Enhanced Income Municipal Fund

			1.	Investment Management Agreement with Asset Preservation Advisors, LLC – to be filed by amendment

(e)		Underwriting Contracts

	(1)	Distribution Agreement with ALPS Distributors, Inc. dated April 26, 2018 is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

	(2)	Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

		(A)	Amendment to the Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

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		(B)	Amendment to the Amended and Restated Distribution Letter Agreement with ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

	(3)	Amendment No. 5 dated November 30, 2020 to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

	(4)	Form of Amendment to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

	(5)	Form of Authorized Participant Agreement is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

	(6)	Amendment to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

	(7)	Amendment to the Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

(f)		Bonus or Profit Sharing Contracts – None

(g)		Custodian Agreements

	(1)	Custody Agreement with State Street Bank and Trust dated July 1, 2023, is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

(h)		Other Material Contracts

	(1)	Administration Agreement with State Street Bank and Trust Company dated September 10, 2014 is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

		(A)	Amendment dated September 20, 2018 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019

		(B)	Amendment dated July 30, 2020 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

		(C)	Amendment dated October 30, 2020 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

		(D)	Amendment dated August 31, 2021 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 1, 2021

		(E)	Amendment dated July 1, 2023 to the Administration Agreement is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

	(2)	Power of Attorney dated May 26, 2021 is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 4, 2021

	(3)	Power of Attorney dated April 26, 2023 is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

	(4)	Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

		(A)	Amendment dated August 31, 2011 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2015

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	(B)	Amendment dated May 20, 2013 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 26, 2014

	(C)	Amendment dated January 1, 2017 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2017

	(D)	Amendment dated August 28, 2018 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

	(E)	Amendment dated July 31, 2020 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 22, 2020

	(F)	Amendment dated October 30, 2020 to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

	(G)	Amendment to the Restated Contractual Advisory Fee Waiver Agreement is incorporated by reference to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2023

	(H)	Amendment to the Restated Contractual Advisory Fee Waiver Agreement – to be filed by amendment.

(5)	Operating Expenses Limitation Agreement

	(A)	Operating Expenses Limitation Agreement dated August 28, 2018 for the High Income Fund is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

	(B)	Operating Expenses Limitation Agreement dated July 31, 2020 for the Small Company Fund is incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 22, 2020

	(C)	Operating Expenses Limitation Agreement dated October 30, 2020 for the Oldfield International Value Fund is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

	(D)	Operating Expenses Limitation Agreement dated September 30, 2021 for the Dolan McEniry Corporate Bond Fund is incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2022

	(E)	Operating Expenses Limitation Agreement for the Global Select Fund dated August 1, 2022 is incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

	(F)	Operating Expenses Limitation Agreement for the APA Enhanced Income Municipal Fund dated December 16, 2024 - to be filed by amendment.

(6)	Fund of Funds Investment Agreements

	(A)	Fund of Funds Investment Agreement with Wisdom Tree Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

	(B)	Fund of Funds Investment Agreement with Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust IV, Nuveen Investment Trust V, Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Investment Funds, Inc. and NuShares ETF Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

	(C)	Fund of Funds Investment Agreement with BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

	(D)	Fund of Funds Investment Agreement with Vanguard Funds – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

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		(E)	Fund of Funds Investment Agreement with Janus Detroit Street Trust – is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

		(F)	Fund of Funds Investment Agreement with Potomac Funds – filed herein.

		(G)	Fund of Funds Investment Agreement with The Advisors’ Inner Circle Fund II – filed herein

(i)		Legal Opinions

	(1)	Opinion and Consent of Counsel relating to the RBA Responsible Global Allocation ETF is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

	(2)	Opinion and Consent of Counsel relating to the iMGP Berkshire Dividend Growth ETF is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

	(3)	Opinion and Consent of Counsel relating to the Polen Capital Global Growth ETF is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

	(4)	Opinion and Consent of Counsel relating to the Polen Capital China Growth ETF and Polen Capital International Growth ETF- is incorporated by reference to Post-Effective Amendment No.136 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on February 20, 2024

	(5)	Opinion and Consent of Counsel relating to the Polen Capital Emerging Markets ex-China Growth ETF and Polen Capital Global SMID Company Growth ETF – is incorporated by reference to Post-Effective Amendment No.143 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on May 16, 2024

	(6)	Opinion and Consent of Counsel relating to the APA Enhanced Income Municipal Fund—filed herein.

(j)		Other Opinions

	(1)	Consent of Independent Registered Public Accounting Firm relating to the APA Enhanced Income Municipal Fund – filed herein.

(k)		Omitted Financial Statements – None

(l)		Initial Capital Agreements

	(1)	Subscription Agreement (initial seed capital only) is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on December 17, 1996

(m)		Rule 12b-1 Plan

	(1)	Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(2)	Amendment to Appendix B to Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 5, 2023

	(3)	Amendment to Appendix B to Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 26, 2024.

(n)		Rule 18f-3 Plan

	(1)	Multiple Class Plan – is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

(o)		Reserved

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(p)		Codes of Ethics

	(1)	Code of Ethics for Litman Gregory Funds Trust is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(2)	Code of Ethics for iM Global Partner Fund Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

	(3)	Code of Ethics for ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

	(4)	Codes of Ethics for the Sub-Advisors

		(A)	First Pacific Advisors, LP is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

		(B)	Nuance Investments, LLC incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

		(C)	Harris Associates L.P. is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2022

		(D)	DoubleLine Capital LP is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 4, 2021

		(E)	Loomis, Sayles & Company, L.P. – incorporated by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 4, 2022

		(F)	Water Island Capital, LLC is incorporated by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 17, 2021

		(G)	Lazard Asset Management LLC is incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2018

		(H)	Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC) is incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 29, 2021

		(I)	Segall Bryant & Hamill, LLC is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019

		(J)	Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on September 6, 2018

		(K)	Guggenheim Partners Investment Management, LLC, dated June 13, 2023 – is incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 3, 2023

		(L)	Neuberger Berman Investment Advisers LLC, dated January 13, 2023 — is incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on October 3, 2023

		(M)	Oldfield Partners LLP is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on November 6, 2020

		(N)	Dolan McEniry Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

		(O)	Dynamic Beta investments, LLC is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on August 17, 2021

		(P)	Polen Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on April 28, 2023

		(Q)	Richard Bernstein Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on January 20, 2022

		(R)	Scharf Investments, LLC is incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2022

		(S)	Berkshire Asset Management, LLC is incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, filed with the SEC on June 28, 2023

		(T)	Asset Preservation Advisors, LLC Code of Ethics – to be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

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Item 30. Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine.

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

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Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b) A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

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In addition to the indemnification provisions provided for in the Registrant’s By-Laws, the Registrant has also entered into indemnification agreements (the “Indemnification Agreements”) with each of the Trustees and with its Chief Compliance Officer (collectively, the “Indemnitees”). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee’s qualification for advancement of expenses or indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

The information required by this item is contained in the Form ADVs of the following entities and is incorporated herein by reference:

Name of Investment Adviser	File No.
iM Global Partner Fund Management, LLC (formerly Litman Gregory Fund Advisors, LLC)	801-52710

Name of Sub-Advisors
Berkshire Asset Management, LLC	801-68485
Blackstone Credit Systematic Strategies LLC (formerly DCI, LLC)	801-63857
Brown Brothers Harriman & Co.	801-60256
Dolan McEniry Capital Management, LLC	801-54756
DoubleLine Capital LP	801-70942
Dynamic Beta investments, LLC	801-77106
First Pacific Advisors, LLC	801-67160
Guggenheim Partners Investment Management, LLC	801-66786
Harris Associates L.P.	801-50333
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Neuberger Berman Investment Advisers LLC	801-61757
Nuance Investments, LLC	801-69682
Oldfield Partners LLP	801-72023
Polen Capital Management, LLC	801-15180
Richard Bernstein Advisors, LLC	801-71501
Scharf Investments, LLC	801-18799
Segall Bryant & Hamill, LLC	801-47232
Water Island Capital, LLC	801-57341

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Item 32. Principal Underwriters

(a)	ALPS Distributors, Inc., the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1 WS Credit Income Fund

1290 Funds

abrdn ETFs

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund)

Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund)

The Arbitrage Funds

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income + Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CIM Real Estate Assets & Credit Fund

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

Emerge ETF Trust

ETF Series Solutions (Vident Series)

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

FS Multi-Alternative Income Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

GraniteShares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group. Inc.

IndexIQ ETF Trust

Index IQ Active ETF Trust

Investment Managers Series Trust II (AXS – Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Mass Mutual Premier Funds

Mass Mutual Advantage Funds

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Meridian Fund, Inc.

MVP Private Markets Fund

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Residential Real Estate Income Fund I, Inc.

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust III

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VI

Stone Ridge Trust VIII

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

XAI Octagon Credit Trust

X-Square Balanced Fund, LLC

X-Square Series Trust

YieldStreet Prism Fund

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with ALPS Distributors, Inc.	Positions and Offices with Registrant
Bradley J. Swenson	President, Chief Operating Officer, Director	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Chief Compliance Officer	None
Hilary Quinn	Vice President	None

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Name and Principal Business Address*	Positions and Offices with ALPS Distributors, Inc.	Positions and Offices with Registrant
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596

Registrant’s Fund Administrator	State Street Bank and Trust Company One Congress Street Suite 1 Boston, MA 02114-2016

Registrant’s Custodian/Fund Accountant	State Street Bank and Trust Company 1776 Heritage Drive Quincy, MA 02171

Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Registrant’s Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc (formerly, DST Asset Manager Solutions, Inc.) 330 West 9th Street Kansas City, MO 64105

The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) under the 1940 Act will be maintained by the Registrant’s respective Sub-Advisors:

Berkshire Asset Management, LCC 46 Public Square Suite 700 Wilkes-Barre, PA 8701-2609

Blackstone Credit Systematic Strategies LLC (formerly, DCI, LLC) 201 Spear Street, Suite 250 San Francisco, CA 94105

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005

Dolan McEniry Capital Management, LLC 120 North LaSalle Street Suite 1510 Chicago, IL 60602

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DoubleLine Capital LP 2002 N. Tampa Street, Suite 200 Tampa, FL 33602

Dynamic Beta investments, LLC 12 East 49th Street New York, NY 10017

First Pacific Advisors, LLC 11601 Wilshire Boulevard, Suite 1200 Los Angeles, CA 90025

Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor Santa Monica, CA 90401

Harris Associates L.P. 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Nuance Investments, LLC 4900 Main Street, Suite 220 Kansas City, MO 64112

Oldfield Partners LLP 11 Grosvenor Place London SW1X 7HH – United Kingdom

Polen Capital Management, LLC 1825 NW Corporate Boulevard, Suite 300 Boca Raton, FL 33431

Richard Bernstein Advisors, LLC 1251 Avenue of the Americas, Suite 4102 New York, NY 10020

Scharf Investments, LLC 16450 Los Gatos Boulevard, Suite 207 Los Gatos, CA 95032

Segall Bryant & Hamill, LLC 540 West Madison Street, Suite 1900 Chicago, IL 60661

Water Island Capital, LLC 41 Madison Avenue, 42nd Floor New York, NY 10010

Asset Preservation Advisors, LLC 3344 Peachtree Road NE, Suite 2050 Atlanta, GA 30326

Item 34. Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

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Item 35. Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)

If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 150 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 150 and Amendment No. 151 under the Investment Company Act of 1940, as amended, to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Segundo and State of California, on the 16th day of December 2024.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeffrey K. Seeley
Jeffrey K. Seeley
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 150 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julie Allecta* Julie Allecta	Chairman of the Board, Trustee	December 16, 2024

/s/ Thomas W. Bird* Thomas W. Bird	Trustee	December 16, 2024

/s/ Jennifer M. Borggaard* Jennifer M. Borggaard	Trustee	December 16, 2024

/s/ Jonathan W. DePriest* Jonathan W. DePriest	Trustee	December 16, 2024

/s/ Craig Wainscott Craig Wainscott	Trustee	December 16, 2024

/s/ Jeffrey K. Seeley Jeffrey K. Seeley	Trustee and President (Principal Executive Officer)	December 16, 2024

/s/ Harold M. Shefrin* Harold M. Shefrin	Trustee	December 16, 2024

/s/ John M. Coughlan John M. Coughlan	Treasurer (Principal Financial Officer)	December 16, 2024

/s/ John M. Coughlan John M. Coughlan, Attorney-in-Fact

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INDEX TO EXHIBITS

(h)(6)	(F)	Fund of Funds Investment Agreement The Potomac Funds

(h)(6)	(G)	Fund of Funds Investment Agreement with The Advisors’ Inner Circle Fund II

(i)	(6)	Opinion and Consent of Counsel

(j)	(1)	Consent of Independent Registered Public Accounting Firm

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